Accounts receivable	12 Months Ended
Dec. 31, 2013
Accounts receivable

4. Accounts receivable

An analysis of allowance for doubtful accounts for the years ended December 31, 2011, 2012 and 2013 was as follows:

	For the years ended December 31,
	2011	2012	2013
Balance at beginning of the year	$673,242	$4,157,614	$4,127,947
Charged to (Reduce from) expenses	3,705,557	1,064,477	(16,491)
Charges taken against allowance	(221,185)	(1,094,144)	(602,597)

Balance at end of the year	$4,157,614	$4,127,947	$3,508,859

In 2012, the Group made additional bad debt provision related to the transition of certain local delivery companies used to fulfill the direct sales orders to improve the successful goods delivery rate. In 2013, the Group wrote off certain bad debt provision resulted from settlement agreed between the delivery companies.